SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) June 10, 1999
                                                        ------------



                         ADRENALIN INTERACTIVE, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



            Delaware                       0-27828            13-3779546
            --------                       -------            ----------
  (State or other jurisdiction of     (Commission File      (IRS Employer
        incorporation)                     Number)         Identification No.)


            5301 Beethoven Street, Los Angeles, California       90066
            ----------------------------------------------       -----
            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:    (310) 821-7880
                                                       --------------


                  -----------------------------------------
        (Former name or former address, if changed since last report)











                            Exhibit Index on Page 5

ITEM 5.     OTHER EVENTS.

The Registrant has commenced a new financing plan and has terminated the financing plan announced on April 30, 1999. The previously announced financing plan involved raising up to $2 million through the private placement of "units" consisting of one share of common stock and one warrant to purchase three shares of common stock. The Registrant has not accepted any investments through the previously announced plan. The Registrant believes that the terms of the new financing plan are more favorable to the Registrant and its stockholders than the terms of the previously announced plan.

The new financing plan involves raising up to $2 million through the private placement of common stock of the Registrant. Each share will be sold at 110% of the closing bid price of the Registrant's common stock on the date of the first closing under the offering. Each investor will receive at no additional cost a three year warrant to purchase a number of additional shares of common stock equal to five percent of the common stock the investor purchases in the offering. The per share exercise price under the warrants will be 125% of the closing bid price of the Registrant's common stock on the date of the first closing.

The Registrant may redeem any of the shares during the first 90 day period after the first closing at a price of 115% of the closing bid price of the Registrant's common stock on the date of the first closing. If the average closing bid price for the Registrant's common stock for the next successive 90 and 184 day periods do not equal 115% and 118%, respectively, of the price paid by the investors, the Registrant will issue additional shares to each investor so that the value of the purchased shares plus the additional shares equals 115% or 118%, as applicable, of the purchase price. The Registrant may pay cash in lieu of issuing additional shares.

The Registrant will file a registration statement with respect to the common stock sold in the private placement, within 30 days after the closing, and will cause the registration statement to become effective no later than 90 days after the closing and to stay effective for at least 2 years. After the registration statement becomes effective, no investor may sell more than 33% of the investor's common stock in any 30 day period.

The proceeds raised from the offering will be used to fund immediate operational obligations of the Registrant, payables, and expenses arising from the previously announced McGlen transaction, including legal and accounting fees, and other merger related expenses.

                           -------------------------

The offer and sale of the securities referred to herein have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or qualified under any state or non-U.S. securities laws, such securities are being offered and sold in reliance on the exemptions afforded by Regulation D promulgated under the Securities Act. The securities may not be transferred or resold without registration and qualification under the Securities Act and applicable state and non-U.S. securities laws, unless an exemption from registration and qualification under the Securities Act and such laws is then available.

The ability of the Registrant to consummate the offering will depend upon a number of factors, including, without limitation, the Registrant's prospects, the market for the Registrant's common stock, general market conditions and the ability of the Registrant's placement agent to locate suitable investors. Accordingly, the Registrant gives no assurances that the offering will be consummated.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (C)   EXHIBITS

            (99)  Press release dated June 10, 1999 issued by the Registrant.

                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    ADRENALIN INTERACTIVE, INC.


June 10, 1999                  By:  /s/ Jay Smith, III
                                   -----------------------------------
                                   Jay Smith, III, President and
                                   Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit                                                               Page
-------                                                               ----

   99       Press Release dated June 10, 1999 issued by the             6
            Registrant.

                                                                      EXHIBIT 99
                                                                      ----------




                            FOR IMMEDIATE RELEASE
CONTACT:

                                          Stephen D. Axelrod, CFA
Jay Smith, CEO                            Nancy S. L. Block
ADRENALIN INTERACTIVE IN.                 Susan T. Bolen (Media)
(310) 821-7880, (310) 821-4251 fax        WOLFE AXELROD ASSOCIATES
e-mail: jsmith@adrenalin.com              (212) 370-4500, (212) 370-4505 fax
HTTP://WWW.ADRENALIN.COM                  e-mail: steve@wolfeaxelrod.com



                ADRENALIN INTERACTIVE ANNOUNCES NEW FINANCING PLAN
                          TO COMPLETE MCGLEN MERGER

LOS ANGELES, CA, JUNE 10, 1999 --- ADRENALIN INTERACTIVE INC. (NASDAQ: ADRN) announced today that it has commenced a new financing plan and has terminated the financing plan announced on April 30, 1999. The company has not accepted any investments through the previously announced plan. The company believes that the terms of the new financing plan are more favorable to the company and its stockholders.

The new financing plan involves raising up to $2 million through the private placement of common stock of the company. Each share will be sold at 110% of the closing bid price of the company's common stock on the date of the first closing under the offering.

The proceeds raised from the offering will be used to fund immediate operational obligations of the company, payables and expenses arising from the previously announced McGlen transaction, including legal and accounting fees and other merger related expenses.

Please refer to the Form 8-K filed by the company today with the Securities and Exchange Commission for additional terms of the financing plan, including, redemption rights, registration rights, repricing rights, above market warrants and resale restrictions.

                          -------------------------

The offer and sale of the securities referred to herein have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or qualified under any state or non-U.S. securities laws, such securities are being offered and sold in reliance on the exemptions afforded by Regulation D promulgated under the Securities Act. The securities may not be transferred or resold without registration and qualification under the Securities Act and applicable state and non-U.S. securities laws, unless an exemption from registration and qualification under the Securities Act and such laws is then available.


The ability of the company to consummate the offering will depend upon a number of factors, including, without limitation, the company's prospects, the market for the company's common stock, general market conditions and the ability of the company's placement agent to locate suitable investors. Accordingly, the company gives no assurances that the offering will be consummated.